UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 5, 2022

CARPARTS.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33264	68-0623433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2050 W. 190th Street, Suite 400, Torrance, CA 90504

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (424) 702-1455

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PRTS	The NASDAQ Stock Market LLC (NASDAQ Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On January 5, 2022, CarParts.com, Inc. (the “Company”) announced its preliminary annual revenue results for the quarter ended January 1, 2022. A copy of the announcement is furnished as Exhibit 99.1 to this report.

Item 7.01 Regulation FD Disclosure

On January 5, 2022, the Company announced through a LinkedIn post by its Chief Executive Officer, that the Company had achieved fiscal year 2021 annual revenue of $582 million. A copy of the post on LinkedIn is attached as Exhibit 99.1 to this Current Report on Form 8-K

The information in this Item 7.01 and Exhibit 99.1 is unaudited and preliminary, and does not present all information necessary for an understanding of the Company’s financial condition as of January 1, 2022 and its results of operations for the three months and year ended January 1, 2022. The audit of the Company’s financial statements for the year ended January 1, 2022 is ongoing. The Company’s actual annual revenue for the year ended January 1, 2022 may differ from this estimate due to the completion of the Company’s year-end closing and auditing procedures.

The Company’s investor relations website is located at https://carparts.com/investor, its Company Twitter account is located at https://twitter.com/CarPartscom, its Chief Executive Officer’s Twitter and LinkedIn accounts are located at https://twitter.com/LevPeker, and https://www.linkedin.com/in/levpeker/, respectively, its Chief Operating and Financial Officer’s Twitter and LinkedIn accounts are located at https://twitter.com/DavidMeniane and https://www.linkedin.com/in/davidmeniane/, respectively.  The Company uses its investor relations website, aforementioned Twitter accounts, and its LinkedIn account to post important information for investors, including news releases, analyst presentations, and supplemental financial information, and as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s investor relations website, aforementioned Twitter accounts, and LinkedIn account in addition to following press releases, filings with the Securities and Exchange Commission (the “SEC”) and public conference calls and webcasts. The Company also makes available, free of charge, on its investor relations website under “Financials-SEC Filings,” its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to these reports as soon as reasonably practicable after electronically filing or furnishing those reports to the SEC.

The information furnished in Items 2.02 and 7.01, including Exhibits 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	LinkedIn post by the Company’s Chief Executive Officer, dated January 5, 2022

104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2022	CARPARTS.COM, INC.

	By:	/s/ David Meniane
	Name:	David Meniane
	Title:	Chief Financial Officer and Chief Operating Officer